                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               January 28, 1997

                           -------------------------


                         SYLVAN LEARNING SYSTEMS, INC.
            ------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    0-22844
                            ----------------------
                            Commission File Number

            Maryland                                    52-1492296
--------------------------------                ------------------------
(State or other jurisdiction of                     (I.R.S. Employer
incorporation or organization)                     Identification No.)

     1000 Lancaster Street
      Baltimore, Maryland                                21202
----------------------------------------        ------------------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number: (410) 843-8000
                              ---------------

        The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K/A dated April 4, 1997 as set forth below.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (b)  PRO FORMA FINANCIAL INFORMATION.

             Unaudited pro forma consolidated statement of operations for the year ended December 31, 1996.

             Notes to unaudited pro forma consolidated financial statement.

PRO FORMA FINANCIAL INFORMATION

Effective December 1, 1996, the Company acquired substantially all of the operating assets and assumed certain liabilities of Wall Street Institute International, B.V. and its commonly controlled affiliates (collectively, "WSI"). The Company and the sellers signed a definitive purchase agreement in December 1996 that provided for an effective date of the sale of December 1, 1996. The Company's control of the operations of WSI commenced at the effective date, and the Company recorded the acquisition using the purchase method of accounting on December 1, 1996. WSI is a European-based franchisor and operator of learning centers that teach the English language through a combination of computer-based and live instruction. WSI has a network of more than 170 franchised centers in operation throughout Europe and Latin America.

On April 4, 1997, the Company filed a Current Report on Form 8-K/A to present the pro forma effects of the acquisition of WSI on the consolidated results of operations of the Company for the year ended December 31, 1995 and for the nine months ended September 30, 1996. The Company is filing this Current Report on Form 8-K/A to update the pro forma information for the year ended December 31, 1996. In presenting this pro forma consolidated statement of operations, the Company used the audited combined statement of income of WSI for the year ended August 31, 1996 to prepare the pro forma consolidated statement of operations of the Company for the year ended December 31, 1996. Information subsequent to August 31, 1996 through the effective date of the acquisition of December 1, 1996 was not available or practical to obtain. The Company believes that the use of this fiscal year to prepare the 1996 pro forma consolidated statement of operations does not result in the presentation of pro forma consolidated statement of operations data that is materially different than the pro forma information that would result from the use of 1996 calendar year information of WSI. This pro forma information should be read in conjunction with the notes thereto.

          PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                        Wall Street Institute
                                                Sylvan Learning          International, B.V.                   Sylvan/WSI Pro Forma
                                              Systems, Inc. for the        and affiliates                      Consolidated for the
                                                  year ended             for the year ended       Pro Forma        year ended
                                              December 31, 1996            August 31, 1996       Adjustments     December 31, 1996
                                              ----------------------    ----------------------   -----------   --------------------
                                                                          (in thousands except per share data)
REVENUES:
  Franchise royalties                              $ 11,160                                                           $ 11,160
  Franchise sales fees                                3,184                                                              3,184
  Company-owned learning center services             18,528                                                             18,528
  Product sales                                       3,927                                                              3,927
  Contract learning center services                  33,366                                                             33,366
  Testing services                                   86,951                   $14,330             $(1,669)(3)           99,612
                                                   --------                   -------             -------             --------
    Total revenues                                  157,116                    14,330              (1,669)             169,777

COST AND EXPENSES:
  Franchise services                                  6,532                                                              6,532
  Company-owned learning center operating
   expenses                                          16,073                                                             16,073
  Cost of product sales                               2,952                                                              2,952
  Contract learning center operating expenses        29,071                                                             29,071
  Testing services expenses                          71,518                    10,115                 794 (1)
                                                                                                     (510)(3)           81,917
  General and administrative expenses                 8,755                                                              8,755
                                                   --------                   -------             -------             --------
    Total expenses                                  134,901                    10,115                 284              145,300
                                                   --------                   -------             -------             --------

Operating income                                     22,215                     4,215              (1,953)              24,477

Other income (expense)                                1,378                        52                 169 (3)            1,599
                                                   --------                   -------             -------             --------
Income from continuing operations before
 income taxes                                        23,593                     4,267              (1,784)              26,076

Income taxes                                         (8,850)                     (321)                                  (9,171)
                                                   --------                   -------             -------             --------

Net income                                         $ 14,743                   $ 3,946             $(1,784)            $ 16,905
                                                   ========                   =======             =======             ========

PER COMMON AND COMMON EQUIVALENT SHARE (2)
Net income                                            $0.60                                                              $0.67
                                                   ========                                                           ========

PER COMMON SHARE, ASSUMING FULL DILUTION (2)
Net income                                            $0.60                                                              $0.67
                                                   ========                                                           ========

COMMON AND COMMON EQUIVALENT SHARES USED IN
 CALCULATION OF EARNINGS PER SHARE:
  Primary                                            23,440                                                             24,155
                                                   ========                                                           ========
  Fully diluted                                      23,582                                                             24,297
                                                   ========                                                           ========

See notes to unaudited pro forma consolidated financial statement.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENT

(1) Adjustment to record goodwill amortization based on the estimated useful life of 25 years.

(2) Effective February 1995, the company purchased The Pace Group ("PACE"). Additional contingent consideration is payable in the amount of 6.5 times PACE's earnings before interest and income taxes ("EBIT") in 1997. The earnings per share calculation for the year ended December 31, 1996 assumes additional goodwill amortization of $630,000 based on the contingent consideration which would have been paid relating to PACE's operating results for that period.

(3) Adjustment to eliminate operating results for the one month period ended December 31, 1996 included in the Company's historical consolidated statement of operations for the year ended December 31, 1996.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

                                            Sylvan Learning System, Inc.
                                                     (Registrant)

Date: April 10, 1997                        /s/ B. Lee McGee
                                            -------------------------------
                                            B. Lee McGee, Senior Vice President
                                            and Chief Financial Officer